As filed with the Securities and Exchange Commission on February 19, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 19, 2004


                             PLAYTEX PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-12620                 51-0312772
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


         300 NYALA FARMS ROAD
         WESTPORT, CONNECTICUT                          06880
(Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (203) 341-4000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

                  On February 19, 2004, Playtex Products, Inc. closed its offering of $460 million of its 8% senior secured notes due 2011 and entered into a new senior secured credit facility in an aggregate amount of $150 million.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   February 19, 2004

                                    PLAYTEX PRODUCTS, INC.

                                    By: /s/ Glenn A. Forbes
                                        ---------------------------------------
                                        Name:   Glenn A. Forbes
                                        Title:  Executive Vice President and
                                                Chief Financial Office